GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Strategic Growth Fund

(the “Fund”)

Supplement dated September 17, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 29, 2020, as supplemented to date

At a meeting held on September 16, 2020, the Board of Trustees of the Goldman Sachs Variable Insurance Trust (the “Board”) approved a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of the related fundamental investment restriction.

These changes are subject to approval by Fund shareholders at a meeting to be held on or about January 8, 2021 (the “Meeting”). Changing the Fund’s status to “non-diversified” would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. Given the weightings of the largest holdings in the Fund’s benchmark and the appreciation of the Fund’s largest holdings, the portfolio managers of the Fund believe that it is important to have this additional flexibility, and that they will be better able to execute the Fund’s investment strategy and other policies with this additional flexibility. If approved by Fund shareholders at the Meeting, the Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Prior to the Meeting, shareholders of the Fund entitled to vote at the Meeting will receive a proxy statement that will contain additional information about the Fund’s diversification status and fundamental restrictions.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

GSVITSTRTGRWTHSTK 09-20